Exhibit (a)(1)(iii)
LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK OF
WILLIAMS INDUSTRIES, INCORPORATED
Pursuant to the Offer to Purchase
dated June 27, 2008

THE EXPIRATION DATE AND THE WITHDRAWAL DEADLINE IS 5:00 P.M.,
NEW YORK CITY TIME, ON AUGUST 18, 2008, UNLESS EXTENDED
The Depositary for the Offer is:
American Stock Transfer &
Trust Company

By Mail:	By Hand or Overnight Courier:

American Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Attn: Reorganization Department
Attn: Reorganization Department	59 Maiden Lane
6201 15th Avenue	Concourse Level
Brooklyn, NY 11219	New York, NY 10038
     Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter Of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.
     The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES OF COMMON STOCK TENDERED
Names(s) and Address(es) of Registered Holder(s)	Share Certificate(s) and Shares(s) Tendered
(Please Fill in, if blank)	(Please attach additional signed list, if necessary)
Total Number of
Shares of Common
	Common Stock	Stock Represented by	Number of Shares
	Share Certificate	Share	of Common Stock
	Number(s)(1)	Certificate(s)(1)	Tendered(2)

Total Shares Tendered

(1) Need not be completed by shareholders who deliver Shares by book-entry transfer (“Book-Entry Shareholders”).

(2) Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have tendered. See Instruction 4.

☐ Check here if Share Certificates have been lost or mutilated.

REGISTRATION
IF FUNDS ARE TO BE WIRED TO THE NAME SHOWN AT THE TOP OF THIS FORM OR CHECKS ARE TO BE ISSUED IN A NAME OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM OR ARE TO BE SENT TO AN ADDRESS OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM, PLEASE CHECK ☐ THE BOX AND COMPLETE THE FOLLOWING INFORMATION

SPECIAL ISSUANCE INSTRUCTIONS
To be completed ONLY if checks(s) are to be issued in the name of someone other than the registered holder(s)

Name:

Address:

EMPLOYER IDENTIFICATION OR
SOCIAL SECURITY NUMBER

SPECIAL DELIVERY INSTRUCTIONS
Part 1: To be completed ONLY if the funds are to be wired to the registered holder:

Account Name:

Account Number:

ABA Number:

Further Instructions:

Part 2: To be completed ONLY if check(s) are to be mailed to someone other than the registered holder(s) or such registered holder(s) at an address other than shown on the top of this form.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY,
SIGN AND COMPLETE THE W-9 FORM
Ladies and Gentlemen:
     The undersigned hereby tenders to Williams Industries, Incorporated, a company incorporated under the laws of the Commonwealth of Virginia (the “Company”), the shares described above of its common stock, par value $0.10 per share (the “Shares”), at a price equal to $2.75 per Share (“Tender Price”) calculated on the Expiration Date (as defined in the Offer to Purchase), in cash, upon the terms and conditions set forth in the Offer to Purchase dated June 27, 2008, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Offer”).
     The undersigned hereby sells to the Company all Shares tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Transfer Agent as attorney in fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to present such Shares and any applicable Share certificates for cancellation of such Shares on the Company’s books. The undersigned hereby warrants that the undersigned has full authority to sell the Shares tendered hereby and that the Company will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may not be required to purchase any of the Shares tendered hereby. In that event, the undersigned understands that, in the case of Shares evidenced by certificates, certificate(s) for any Shares not purchased will be returned to the undersigned at the address indicated above. In the case of Shares not evidenced by certificates and held in an investment account, the Transfer Agent will cancel the tender order and no Shares will be withdrawn from the account.
     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.
SIGN HERE
(See Instructions 1, 5, and 8)

SIGNATURE(S) OF STOCKHOLDERS

DATED:
     Must be signed by registered holder(s) exactly as name(s) appear on first page. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information:

NAME(S)

CAPACITY (full title)

ADDRESS

AREA CODE AND TELEPHONE NO.

GUARANTEE OF SIGNATURE(s)
(SEE INSTRUCTIONS)

NAME OF FIRM

ADDRESS

AUTHORIZED SIGNATURE
NAME
AREA CODE AND TELEPHONE NO.

SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
(PLEASE REFER TO ACCOMPANYING GUIDELINES)

PART 1 — PLEASE ENTER YOUR	à	☐☐☐☐☐☐☐☐☐
SOCIAL SECURITY NUMBER OR
EMPLOYER IDENTIFICATION NUMBER

PART 2 — CERTIFICATION — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and		PART 3 — CERTIFICATION FOR FOREIGN RECORD HOLDERS

       (2)  I am not subject to backup withholding either because I have not been notified by the
       Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result to report all interest or dividends, or the IRS has notified me that I am not subject to backup withholding.

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
Under penalties of perjury, I certify that I am not a Unites States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust). Signature Date

SIGNATURE	DATE

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1. Guarantee of Signatures. If checks are to be issued in a name other than that shown at the top of this form or are to be sent to an address other than that shown at the top of this form, the signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or a commercial bank or trust company having an office, branch or agency in the United States. This Letter of Transmittal is to be used only if you may effect the tender offer transaction yourself and do not intend to request your broker to effect the transaction for you.
2. Delivery of Letter of Transmittal. A properly completed and duly executed Letter of Transmittal, should be mailed or delivered to the Transfer Agent on or prior to the Expiration Date at the appropriate address as noted on the bottom on the last page herein and must be received by the Transfer Agent prior to the Expiration Date. The method of delivery of all documents is at the election and risk of the tendering stockholder.
3. Inadequate Space. If the space provided is inadequate, the number of Shares should be listed on a separate signed schedule attached hereto.
4. Partial Tenders. Partial tenders will not be permitted. All Shares represented by certificate(s) listed or in your investment account are deemed to have been tendered unless otherwise indicated.
5. Odd-lot Tender. Only holders of 100 shares or less of the Company’s stock will be permitted to tender their Shares.
6. Signatures on Letter of Transmittal, Authorization and Endorsements.
     (a) If the Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signatures(s) must correspond with the name(s) in which the Shares are registered.
     (b) If the Shares are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.
     (c) If any tendered Shares are registered in different names it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.
     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and, if applicable, of the certificates transmitted hereby, no endorsements of certificates or separate authorizations are required.
     (e) If this Letter of Transmittal or any certificates or authorizations are signed by trustees, executors, administrators, guardians, attorneys in fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and must submit proper evidence satisfactory to the Company of their authority so to act.
7. Transfer Taxes. The Company will pay all the taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Shares or any particular stockholder, and the Company’s interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived. Neither the Company, the Transfer Agent, nor any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.
9. Important Tax Information. Under Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Transfer Agent (as payer) with his correct taxpayer identification number, which is accomplished by completing and signing the Signature Form.

NOTICE OF GUARANTEED DELIVERY
For Tender of Shares of Common Stock
of
WILLIAMS INDUSTRIES, INCORPORATED
at
$2.75 PER SHARE
Pursuant to the Offer to Purchase dated June 27, 2008
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON AUGUST 18, 2008, UNLESS THE
TENDER OFFER IS EXTENDED.
     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer if (i) certificates representing shares of common stock, par value $0.10 per share (the “Shares”), of Williams Industries, Incorporated, a Virginia corporation, are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis or (iii) time will not permit all required documents to reach American Stock Transfer & Trust Company (the “Depositary”) prior to the expiration of the Offer. This Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary.
The Depositary for the Offer is:

By Facsimile
By Mail:	Transmission:	By Hand/Overnight Delivery:

American Stock Transfer & Trust Company		American Stock Transfer & Trust Company
Operations Center	(718) 234-5001	Attn: Reorganization Department
Attn: Reorganization Department		59 Maiden Lane
6201 15th Avenue		New York, NY 10038
Brooklyn, NY 11219
Phone: Toll-free (877) 248-6417
(718) 921-8317
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN “ELIGIBLE INSTITUTION” UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE APPROPRIATE LETTER OF TRANSMITTAL.
The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal or an Agent’s Message (as defined in the Offer to Purchase) and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

          Ladies and Gentlemen:
     The undersigned hereby tenders to Williams Industries, Incorporated, a Virginia corporation, (the “Company”) upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 27, 2008 (the “Offer to Purchase”), and the related Letter of Transmittal (such offer, the “Offer”), receipt of which is hereby acknowledged, the number of shares of common stock, par value $0.10 per share (the “Shares”), of the Company, specified below, pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase.

Number of Shares and Certificate No(s)
(if available):

          ☐ Check here if Shares will be tendered by book entry transfer.
DTC Account Number:
Dated:
Name(s) of Record Holder(s):

(Please type or print)
Address(es):

(Zip Code)
Area Code and Tel. No.:
(Daytime telephone number)
Signature(s)

2

GUARANTEE
(Not to be used for signature guarantee)
     The undersigned, an Eligible Institution, hereby (i) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended and (ii) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares into the Depositary’s account at the Book-Entry Transfer Facility, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or, in the case of a book-entry transfer, an Agent’s Message, together with any other documents required by the Letter of Transmittal, all within three NASDAQ Global Market trading days after the date hereof.
Name of Firm:
Address:

(Zip Code)
Area Code and Tel. No.:

(Authorized Signature)
Name of Firm:
(Please type or print)
Title:
Dated:

NOTE:	DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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